UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

January 30, 2008

GILEAD SCIENCES, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	0-19731	94-3047598
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 LAKESIDE DRIVE, FOSTER CITY, CALIFORNIA

(Address of principal executive offices)

94404

(Zip Code)

(650) 574-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFD 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Compensation Arrangements of Certain Officers

2007 Bonuses and 2008 Base Salaries

On January 30, 2008, the Compensation Committee of the Board of Directors (the Committee) set the base salaries for the 2008 fiscal year for those individuals who comprised the Company’s named executive officers for the 2007 fiscal year and also determined their bonus awards for the 2007 fiscal year based on their individual performance and the Company’s attainment of certain financial and non-financial objectives for that year. The Company’s Board of Directors ratified the 2007 bonus and 2008 base salary of John C. Martin, Ph.D., the Company’s President and Chief Executive Officer. The approved 2007 bonuses and 2008 base salaries for the named executive officers are as follows:

Name and Title	2007 Bonus	2008 Base Salary
John C. Martin	$1,617,000	$1,155,000
President and Chief Executive Officer
John F. Milligan	$541,800	$700,000
Chief Operating Officer and Chief Financial Officer
Norbert W. Bischofberger	$523,609	$655,000
Executive Vice President, Research and Development and Chief Scientific Officer
Kevin Young	$445,200	$560,000
Executive Vice President, Commercial Operations
John J. Toole	$180,692	$400,000
Senior Vice President

2008 Stock Option and Performance Share Awards

On January 30, 2008, the Committee granted options to purchase the Company’s common stock and performance shares to the named executive officers under the Company’s 2004 Equity Incentive Plan, as amended. The Company’s Board of Directors ratified the grants to Dr. Martin.

The options each have an exercise price per share of $43.15, representing the closing price of the Company’s common stock on the last trading day prior to the grant date. The options will vest as to 20% of the underlying shares on the first anniversary of the date of grant, and the balance vests in successive equal quarterly installments through the fifth anniversary of the date of grant, subject to such individual’s continuous service with the Company through each applicable vesting date.

Each named executive officer was also granted a specific number of performance shares which will convert into actual shares of the Company’s common stock based on the Company’s attainment of certain performance goals measured over the three-year period beginning January 1, 2008 and ending December 31, 2010 and the individual’s continued service with the Company through that period. The actual number of shares of the Company’s common stock into which the performance shares may convert will be calculated by multiplying the number of performance shares by a performance percentage ranging from 0% to 200% based on the attained level of Company performance as measured in terms of the following two performance criteria: (a) the Company’s total stockholder return (TSR) for the three-year performance period relative to the total stockholder return realized by the companies comprising the AMEX Biotech- Pharmaceutical Index (the Peer Group Index) for that period and (b) the Company’s revenue growth relative to the Peer Group Index during the same three-year period.

The percentages in the table below represent the percentage of actual shares of the Company’s common stock into which the performance shares would convert at the end of the performance period based on the Company’s percentile rankings for both revenue growth and TSR relative to the Peer Group Index. For example, if the Company’s revenue growth for the period is at the 85th percentile relative to the Peer Group Index and TSR is at the 50th percentile relative to the Peer Group Index, the performance shares would convert into actual shares of common stock equal to 150% of the number of performance shares specified on the grant date. If the Company performance is at or above the 80th percentile of the Peer Group Index for both TSR and revenue growth for the performance period, the performance shares would convert into actual shares of common stock equal to 200% of the number of performance shares specified on the grant date, representing the maximum award opportunity. If the Company’s performance is below the 20th percentile of the Peer Group Index for both TSR and revenue growth for the performance period, then the performance shares would not convert into any actual shares of the Company’s common stock.

Company TSR vs. the Peer Group Index

≥ 80th percentile	100.0%	110.0%	150.0%	175.0%	200.0%
60th to 79th percentile	75.0%	85.0%	125.0%	150.0%	175.0%
40th to 59th percentile	50.0%	60.0%	100.0%	125.0%	150.0%
20th to 39th percentile	10.0%	20.0%	60.0%	85.0%	110.0%
< 20th percentile	0.0%	10.0%	50.0%	75.0%	100.0%
	< 20th percentile	20th to 39th percentile	40th to 59th percentile	60th to 79th percentile	≥ 80th percentile

Company Revenue Growth vs. the Peer Group Index

Should the named executive officer’s continuous service with the Company terminate prior to the completion of the performance period, then his performance shares will be forfeited, whether or not the performance goals are met. However, the performance shares may vest in whole or in part on an accelerated basis as follows:

(i) Should the named executive officer cease continuous service due to death or disability, then a portion of his performance shares would convert into actual shares of vested common stock based on the level at which the performance goals are attained for the applicable performance period and the number of calendar months of continuous service he completed during that period.

(ii) Should the named executive officer remain in continuous service through the closing of a change in control transaction, then his performance shares will immediately convert into vested shares of the Company’s common stock equal to 100% of the number of performance shares or, if the change in control occurs more than one year after the start of the performance, any greater number of shares of common stock determined by measuring the Company’s TSR and revenue growth relative to the Peer Group Index over an abbreviated performance period ending with the Company’s last fiscal year prior to the effective date of the change in control.

A named executive officer who is a U.S. resident may elect to defer the receipt of any shares of the Company’s common stock into which the performance shares may convert to a later date by submitting a deferral election form to the Company within certain specified time periods.

The table below summarizes the 2008 option and performance share grants for the named executive officers:

	Stock Option Grant	Performance Share Award
Name and Title		Minimum Number of Actual Shares	Number of Performance Shares	Maximum Number of Actual Shares
John C. Martin	440,000	0	49,280	98,560
President and Chief Executive Officer
John F. Milligan	160,000	0	18,000	36,000
Chief Operating Officer and Chief Financial Officer
Norbert W. Bischofberger	120,000	0	13,500	27,000
Executive Vice President, Research and Development and Chief Scientific Officer
Kevin Young	140,000	0	15,500	31,000
Executive Vice President, Commercial Operations
John J. Toole	50,000	0	5,570	11,140
Senior Vice President

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GILEAD SCIENCES, INC.
(Registrant)

/s/ John F. Milligan
John F. Milligan, Ph.D. Chief Operating Officer and Chief Financial Officer

Date:    February 5, 2008